Exhibit 10.7

SIXTH AMENDMENT TO
REVOLVING NOTE AGREEMENT

This Sixth Amendment to the Revolving Note Agreement ("the AMENDMENT") is entered into as of June 25, 2008, by and among Marine Growth Ventures Inc., Marine Growth Charter, Inc., Marine Growth Finance, Inc., Marine Growth Freight, Inc., Marine Growth Real Estate, Inc., and Gulf Casino Cruises, Inc., Delaware corporations (collectively the "Borrower"), and Irrevocable Children’s Trust (the “Lender”).

WHEREAS, the Borrower and the Lender are parties to a Revolving Note Agreement dated as of August 1, 2007 (the "NOTE AGREEMENT") pursuant to which, among other things, the Borrower promised to pay the Lender the principal sum of up to One Hundred Thousand Dollars ($100,000.00), or so much thereof as shall have been advanced by the Lender to the Borrower plus interest thereon at an annual rate equal to ten percent (10%) on the Maturity date of such Note being July 31, 2008.

WHEREAS, the Note Agreement was amended on September 6, 2007, permitting the Borrower to acquire an additional One Hundred Thousand Dollars ($100,000.00) in funds from the Lender.

WHEREAS, the Note Agreement was amended on November 27, 2007, permitting the Borrower to acquire an additional One Hundred Thousand Dollars ($100,000.00) in funds from the Lender.

WHEREAS, the Note Agreement was amended on January 4, 2008, permitting the Borrower to acquire an additional One Hundred Thousand Dollars ($100,000.00) in funds from the Lender.

WHEREAS, the Note Agreement was amended on February 11, 2008, permitting the Borrower to acquire an additional One Hundred Thousand Dollars ($100,000.00) in funds from the Lender.

WHEREAS, the Note Agreement was amended on April 16, 2008, permitting the Borrower to acquire an additional One Hundred Fifty Thousand Dollars ($150,000.00) in funds from the Lender.

WHEREAS, the parties desire to make a certain amendment to the Note Agreement to permit the Borrower to acquire an additional One Hundred Thousand Dollars ($100,000.00) in funds from the Lender.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Amendment the parties agree as follows:

1. Paragraph One of the Note Agreement is hereby amended and restated to provide as follows:

FOR VALUE RECEIVED, Marine Growth Ventures Inc., Marine Growth Charter, Inc., Marine Growth Finance, Inc., Marine Growth Freight, Inc., Marine Growth Real Estate, Inc., and Gulf Casino Cruises, Inc., Delaware corporations (collectively the "Borrower"), having an office at 405-A Atlantis Road, Cape Canaveral, Florida 32920, hereby promises to pay to the order of Irrevocable Children’s Trust (the "Lender"), at the Lender's office located at 1818 North Farwell Avenue, Milwaukee, Wisconsin 53202 or at such other place in the continental United States as the Lender may designate in writing, upon demand, in lawful money of the United States, and in immediately available funds, the principal sum of up to SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($750,000), or so much thereof as shall have been advanced by the Lender to the Borrower as hereinafter set forth and then be outstanding, and to pay interest thereon on the Maturity Date at an annual rate equal to ten percent (10%).

2. The entire principal sum of $750,000.00, plus interest, shall be due and payable on the 31st day of December 2008. Notwithstanding the foregoing, if the principal balance shall be prepaid in full by September 30, 2008, then all interest shall be waived, and no interest shall be due and payable to Payee.

3. This Amendment constitutes the sole and entire agreement of the parties with respect to the subject matter hereof. Except as amended hereby, all other terms and conditions of the Note Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

LENDER

/s/  David M. Marks
David M. Marks, Trustee

BORROWER

/s/ Paul L. Schwabe	/s/ Paul L. Schwabe
Paul L. Schwabe, Secretary	Paul L. Schwabe, Secretary
Marine Growth Ventures, Inc.	Marine Growth Charter, Inc.

/s/ Paul L. Schwabe	/s/ Paul L. Schwabe
Paul L. Schwabe, Secretary	Paul L. Schwabe, Secretary
Marine Growth Finance, Inc.	Marine Growth Freight, Inc.

/s/ Paul L. Schwabe	/s/ Paul L. Schwabe
Paul L. Schwabe, Secretary	Paul L. Schwabe, Secretary
Marine Growth Real Estate, Inc.	Gulf Casino Cruises, Inc.